FILED PURSUANT TO RULE 497(e)
                                                          SEC FILE NO. 2-48906
                                                          SEC FILE NO. 333-59745
                                                          SEC FILE NO. 2-34552
                                                          SEC FILE NO. 33-56094


                              PILGRIM INCOME FUNDS

         SUPPLEMENT DATED MARCH 26, 2001 TO THE CLASSES A, B, C, M AND T
                         PROSPECTUS DATED MARCH 1, 2001


FUND REORGANIZATIONS

     On March 15, 2001, shareholders approved the following reorganizations: (i) Pilgrim High Total Return Fund into Pilgrim High Yield Fund II; and (ii) Pilgrim High Total Return Fund II into Pilgrim High Yield Fund II. The reorganizations were completed on March 23, 2001. Shares of the Pilgrim High Total Return Fund and Pilgrim High Total Return Fund II therefore are no longer being offered.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.